urban-gro, Inc. Signs $24 Million Construction Contract with Leading Midwest MSO
LAFAYETTE, Colo. February 6, 2025 — urban-gro, Inc. (Nasdaq: UGRO) (“urban-gro” or the “Company”), an integrated professional services and Design-Build firm offering solutions to the Controlled Environment Agriculture (“CEA”) and commercial sectors, today announced the signing of the construction phase of a significant Design-Build contract with a leading Midwest-based Multi-State Operator ("MSO") to build their state-of-the-art vertically integrated cannabis facility.
Valued at close to $24 million, this contract milestone follows the successful completion of the facility design and preconstruction phases. The Company anticipates recognizing the project's revenue this calendar year.

“We are excited to deepen our partnership with this client through the execution of the next phase of our Design-Build contract. Our collaboration with this MSO highlights our strategic focus and extensive industry expertise, where the demand for innovative and efficient facilities is paramount," said Bradley Nattrass, Chairman and CEO of urban-gro.

About urban-gro, Inc.

urban-gro, Inc.® (Nasdaq: UGRO) is an integrated professional services and Design-Build firm. We offer value-added architectural, engineering, and construction management solutions to the Controlled Environment Agriculture ("CEA"), industrial, healthcare, and other commercial sectors. Innovation, collaboration, and creativity drive our team to provide exceptional customer experiences. With offices across North America and in Europe, we deliver Your Vision - Built. Learn more by visiting www.urban-gro.com.

Safe Harbor Statement
This press release contains forward looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. When used in this release, terms such as “believes,” “will,” “expects,” “anticipates,” “may,” “projects” and similar expressions and variations as they relate to the Company or its management are intended to identify forward-looking statements. The forward-looking statements in this press release include, without limitation, the expected magnitude and timing of revenue to be recognized from the Design-Build project described herein, demand for design-build services in the cannabis industry, and future collaborations with the client. These and other forward-looking statements are based on current expectations, forecasts, and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially from those anticipated or expected, including, among others, our ability to accurately forecast revenues and costs, our ability to predict and respond to new laws and governmental regulatory actions, including delays granting licenses to clients or potential clients and delays in passage of legislation expected to benefit our clients or potential clients, risks related to adverse weather conditions, supply chain issues, rising interest rates, economic downturn or other factors that could cause delays or the cancellation of projects in our backlog or our ability to secure future projects, our ability to maintain favorable relationships with suppliers, risks associated with reliance on key customers and suppliers, our ability to attract and retain key personnel, and risks related to our information technology systems and infrastructure. A more detailed description of these and certain other factors that could affect actual results is included in the Company’s filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date hereof, except as may be required by law.

Investor Contact:
Jeff Sonnek - ICR, Inc.
(720) 730-8160
investors@urban-gro.com

Media Contact:
Barbara Graham – urban-gro, Inc.
(720) 903-1139
media@urban-gro.com

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